The Hartford Global All-Asset Fund

Summary Prospectus

The Hartford Mutual Funds

May 28, 2010

Class	Ticker
A	HLAAX
C	HLACX
I	HLAIX
R3	HLARX
R4	HLASX
R5	HLATX
Y	HLAYX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at www.hartfordmutualfunds.com/prospectuses.  You can also get this information at no cost by calling 1-888-843-7824 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s prospectus dated May 28, 2010 and statement of additional information dated May 28, 2010 are incorporated into this summary prospectus by reference.  The Fund’s statement of additional information may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective:

The Fund seeks to provide long-term total return.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	C	I	R3	R4	R5	Y
Management fees	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Distribution and service (12b-1) fees	0.25%	1.00%	—	0.50%	0.25%	—	—
Other expenses(1)	0.28%	0.28%	0.28%	0.30%	0.25%	0.20%	0.10%
Acquired Fund fees and expenses(1)(2)	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Total annual fund operating expenses	1.56%	2.31%	1.31%	1.83%	1.53%	1.23%	1.13%
Contractual management fee waivers and expense reimbursement(2)(3)	0.51%	0.51%	0.51%	0.48%	0.48%	0.48%	0.48%
Net operating expenses(2)(3)	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	0.65%

(1)	Fees and expenses are estimated for the current fiscal year.
(2)

HIFSCO has contractually agreed to waive the management fee in an amount equal to the management fee paid to it by the Fund’s wholly owned Cayman Islands subsidiary fund. This waiver will remain in effect for as long as the Fund remains invested in that subsidiary fund.

(3)

Hartford Investment Financial Services, LLC (“HIFSCO”) has entered into an agreement with the Fund pursuant to which 0.40% of the management fee will be waived for the Fund’s first year of operations (until May 31, 2011). While such waiver is in effect, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses as follows: 1.05% (Class A), 1.80% (Class C), 0.80% (Class I), 1.35% (Class R3), 1.05% (Class R4), 0.75% (Class R5) and 0.70% (Class Y). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. This arrangement will remain in effect until February 28, 2012, and shall renew automatically for one-year terms unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same

•                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3
A	$651	$968
C	$283	$673
I	$82	$365
R3	$137	$529
R4	$107	$436
R5	$77	$343
Y	$66	$311

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3
A	$651	$968
C	$183	$673
I	$82	$365
R3	$137	$529
R4	$107	$436
R5	$77	$343
Y	$66	$311

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  Because the Fund has been in operation for less than one full calendar year, the Fund’s portfolio turnover rate for the most recent fiscal year is not available.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing in a diverse portfolio of securities and other investments of issuers across a broad range of countries and asset categories. The Fund invests primarily in equity securities, fixed-income securities and certain other investments, including, but not limited to, currencies and commodity-related securities and derivative instruments as well as cash.  The Fund may from time to time seek to gain exposure to the commodity markets by investing up to 25% of its assets in a wholly owned subsidiary of the Fund formed in the Cayman Islands (the “Subsidiary”). In connection with its investment in certain securities and derivative instruments, the Fund may hold cash or liquid securities that can be readily converted into cash.

The Fund will target an allocation of approximately 60% equity investments and 40% fixed income investments, with the allocation generally varying by no more than +/-20% around these weights.  The Fund’s investment in shares of the Subsidiary is not counted for purposes of determining the Fund’s equity allocation.  From time to time, the Fund may vary its target allocation in order to provide exposure to the investment returns of real assets that trade in the commodity markets.  Asset allocation decisions within these bands are at the discretion of the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), and are based on Wellington Management’s judgment of relative fundamental values, the attractiveness of investment opportunities within each asset category, macroeconomic trends, and expected future returns of other investment opportunities.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Counterparty Risk — Investments in derivative instruments and certain other investments are subject to the risk that the counterparty in a transaction will be unable to honor its financial obligation to the Fund.

Derivatives Risk — Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Fixed Income Securities Risk — Fixed-income securities, such as bonds, involve credit risk.  Credit risk is the risk that the borrower will not make timely payments of principal and interest.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.  Fixed Income Securities Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  Fixed-income securities are also subject to interest rate risk.  Interest rate risk is the risk that the value of a fixed-income security may fall when interest rates rise.  In general, the market price of fixed-income securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.  Fixed-income securities may also be subject to the risk that the issuer will “call” or repay the security before maturity, which could cause the Fund to invest the proceeds in lower yielding investments.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.  Investments in Emerging Markets Securities are generally subject to increased risks, including risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Subsidiary Risk. — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.  The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.  There can be no assurance that the investment objective of the Subsidiary will be achieved.  The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the Investment Company Act.  However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by HIFSCO, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders.  The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary.  Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.  For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

PAST PERFORMANCE.  Because the Fund has been in operation for less than one full calendar year, no performance history has been provided.

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since

Scott M. Elliott	Senior Vice President and Asset Allocation Portfolio Manager	2010

Brian M. Garvey	Vice President and Asset Allocation Portfolio Manager	2010

Stephen A. Gorman, CFA	Vice President and Director of Tactical Asset Allocation	2010

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C Class I	$5,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

Class Y	$1 million Offered to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford

Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

MFSUM-GAA10

May 28, 2010